                                                                      EXHIBIT 12

                 CERTIFICATE OF HOLDERS OF BENEFICIAL INTERESTS

         Mercury Asset Management Funds, Inc., and Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc., each a holder of the beneficial interests in the amounts indicated below, of Mercury Asset Management Master Trust (the "Trust"), do hereby confirm to the Trust their representations that they purchased such shares for investment purposes, with no present intention of redeeming or reselling any portion thereof.


                                                            Mercury Asset Management Funds, Inc.

                                                            By:  /s/ TERRY K. GLENN
                                                               ------------------------------------

                                                            Mercury Funds Distributor,
                                                            a division of Princeton Funds Distributor, Inc.

                                                            By:  /s/ DONALD C. BURKE
                                                               ------------------------------------

Dated: April 9, 1999
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
===========================================================================================================
                                                       Mercury Master Global Balanced Portfolio of Mercury
                                                       Asset Management Master Trust
===========================================================================================================
Mercury Asset Management
Funds, Inc.                                            $100,000
-----------------------------------------------------------------------------------------------------------
Mercury Funds Distributor,
a division of Princeton Funds
Distributor, Inc.                                          $100
-----------------------------------------------------------------------------------------------------------
Total                                                  $100,100
===========================================================================================================